United States
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1933

                         Date of Report:  April 10, 2002

                       Commission File Number:  000-30843

                                NETAIR.COM, INC.

Nevada                                                                91-1979237
(Jurisdiction  of  Incorporation)        (I.R.S.  Employer  Identification  No.)

242  Fall  Street,  Salt  Lake  City  UT                                   84116
(Address  of  principal  executive  offices)                         (Zip  Code)

Registrant's  telephone  number,  including  area  code:         (949)  487-7295
(Special  Securities  Counsel)

Securities  registered  pursuant  to  Section  12(b)  of  the  Act:         None

Securities  registered  pursuant  to  Section  12(g)  of  the  Act: Common Stock

     ITEM  1.  CHANGE  OF  CONTROL  OF  REGISTRANT.  None.

     ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS.  None.

     ITEM  3.  BANKRUPTCY  OR  RECEIVERSHIP.  None.

     ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.  None.

     ITEM  5.  OTHER  EVENTS.

 (A) THE BOND. The Company had previously announced its intention to issue a ten-year bond. In the intervening period interest rates have risen and the Commission has made inquiries about this previously announced transaction and has made an order suspending trading for a period of time, while it inquires further. These events have caused the Company to abandon its attempt to issue the previously announced bond under present conditions. The Company expects to be able to satisfy the inquiries in due course.

     SAFE HARBOR STATEMENT under the Private Securities Litigation Reform Act of 1995: The previous statement contains forward-looking information within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements that include the word ``expects''. This includes the failure of the expectation. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to differ materially from those expressed or implied by such forward-looking statements.

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 (B)  OUR  OFFICERS  AND  DIRECTORS.  Robert  Waddell,  previously  identified erroneously as the Company's President, is the Company's Secretary-Treasurer, and one of its two directors. Pete Chandler is the second director and President. This correction applies, without limitation, to news releases of March 19, and 27, 2002.

     Mr. Chandler, age 36, our President, was born and raised in Northern Utah, where he received a Bachelor of Science Degree from Weber State University, in finance and business administrations. He also attended DeVry Institute of Technology in Phoenix Arizona, where he studied computer information and accounting systems. He serves as Director of Research & Finance, for Corporate Relations & Management, Inc., from August 1999 and presently. From February 1997 until August 1999, he served as financial markets liaison to Jordan Richards Associates. From October 1994 until October 1996, he was an investment consultant to Everen Securities. From January 1, 1994 to October 1994, he was an agent for New York Life Insurance Company. From August 1993 to December 1993, he was a sales and leasing representative for Freeway Oldsmobile, Cadillac, Mazda. Mr. Chandler is a Board Member of the Foster Care Citizens Board, appointed in 1995, and involved in its community service activities.

     Mr. Waddell, age 55, our secretary-treasurer, brings to this Corporation over three decades of hands-on experience in upper management in the business of aviation marketing, operations and service. He routinely serves as an expert witness and consultant on aviation affairs. From 1990 to the present he has served as CEO and General Manager of Waddell Aviation, a business aviation specialist concentrating on aircraft marketing and brokerage services, aircraft appraisals and aircraft charter. From 1975 through 1990, he was president and CEO of Aviation Concepts, Inc., involved in charter, brokerage, consulting, aircraft sales, contract flight management and appraisal services. He is a Certified Appraiser by the National Aircraft Appraisers Association. He is the Executive Director of the Society of Independent Aircraft Appraisers, a member of the National Business Aviation Association, Inc., the National Aircraft Finance Association, the National Aircraft Resale Association, and other air transport and business aircraft associations.

     Please  see  Attachment  hereto,  incorporated  herein  by  this reference.

                ITEM 6. CHANGES OF REGISTRANT'S DIRECTORS. None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

                                NETAIR.COM, INC.
Dated:  April  10,  2002
                                       by


     /s/Pete Chandler          /s/Robert Waddell
        Pete Chandler             Robert Waddell
        president/director        secretary/director

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                                   ATTACHMENTS

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                                 CERTIFICATE OF
                                   APPOINTMENT


                  HAVING SUCCESSFULLY DEMONSTRATED THE SKILLS,
                  AND BY MEETING THE CRITERIA REQUIRED BY THIS
                     ASSOCIATION TO PERFORM THE DUTIES OF AN
                       AIRCRAFT APPRAISER, THE SOCIETY OF
                         INDEPENDENT AIRCRAFT APPRAISERS
                                 HERBY APPOINTS:


                                ROBERT C. WADDELL


                       SENIOR CERTIFIED AIRCRAFT APPRAISER

                    AND MEMBER IN GOOD STANDING FOR THE YEAR:


                                      2001

                                                          /S/ Robert C. Waddell
                                                              ROBERT C. WADDELL,
                                                              EXECUTIVE DIRECTOR

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